UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21593
Kayne Anderson MLP Investment Company
(Exact name of registrant as specified in charter)

1800 Avenue of the Stars, Second Floor, Los Angeles, California	90067

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 1800 Avenue of the Stars, Second Floor,
Los Angeles, California 90067

(Name and address of agent for service)
Registrant’s telephone number, including area code: (310) 556-2721
Date of fiscal year end: November 30, 2006
Date of reporting period: November 30, 2006
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
     The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the year ended November 30, 2006 is attached below.

**Kayne Anderson**

*MLP Investment Company*

**ANNUAL REPORT**
**NOVEMBER 30, 2006**

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

January 23, 2007

Dear Fellow Stockholders:

The year ended November 30, 2006 (“fiscal 2006”) was a strong year for the MLP sector and we are pleased with our performance during the period. We believe that the MLP sector will continue to provide attractive risk-adjusted returns and that our experienced team will continue to take advantage of the opportunities we see in this sector.

One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the dividends paid during the period being measured, assuming reinvestment at prices obtained through our dividend reinvestment program. Our Net Asset Value Return was 23.6% for fiscal 2006. During the same period, we calculated that a market-weighted composite of 55 MLPs (the “MLP Composite”) had a total return (defined as unit price appreciation plus reinvested distributions) of 22.4%. Another measure of the Company’s performance is the Market Return, which is equal to the change in share price plus the dividends paid during the period, assuming reinvestment at prices obtained through our dividend reinvestment program. Our Market Return was 37.9% for fiscal 2006.

During fiscal 2006, we made net investments of $131 million and raised new capital of $60 million. We completed eight private transactions for a total of $139 million. As a result of the performance of our investments, as well as our capital raising activity, our long-term investments increased to $1.7 billion at November 30, 2006 compared to $1.3 billion at November 30, 2005. All of these long-term investments were securities of MLPs (including one private MLP) or MLP Affiliates.

Market Overview

The MLP Composite had a total return of 28.1% for calendar 2006, driven largely by increases in distributions. During the year, the MLP Composite increased distributions by 14.6%, which we believe is the strongest year on record for MLP distribution growth. The sectors with the strongest distribution growth were the Coal MLP sector and the Pipeline MLP sector, which increased distributions by an average of 19.8% and 15.2%, respectively. During calendar 2006, 27 MLPs had distribution increases of 5% or more and 20 MLPs had distribution increases of greater than 10%.

The stock market performance of the MLP Composite was strong throughout the first nine months of the calendar year and exceedingly strong during the fourth quarter. We believe that much of the performance during the fourth quarter is attributable to increased investment in the MLP sector following planned changes to the taxation of Canadian Royalty Trusts announced on October 31, 2006. During calendar 2006, long-term interest rates (as measured by 10-year U.S. Treasury notes) increased significantly during the first half of the year and then peaked near the end of the second calendar quarter. During the third and fourth calendar quarters, long-term interest rates declined substantially, ending the year approximately 30 basis points higher than the start of the year, but approximately 50 basis points lower than the peak near the end of the second quarter.

Based on public filings, total public equity capital raised by MLPs and MLP Affiliates during calendar 2006 was $6.6 billion, which is higher than the total equity capital raised in the public markets during calendar year 2005. There were 18 MLP initial public offerings (“IPOs”) completed during calendar 2006, raising over $3.7 billion, including the IPOs of eight general partners and five MLPs that focus on oil and gas exploration and production (“Upstream MLPs”). The 18 IPOs ended the year at prices that averaged 22.7% above their IPO price, reflecting a 12.0% increase in general partner IPOs, a 25.8% increase in Upstream MLP IPOs and a 36.5% increase in other MLP IPOs.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS — (CONTINUED)

The following chart summarizes performance during calendar 2006 of the various subsectors which comprise the MLP Composite:

Total
Category	Return

Pipeline MLPs	31.5%
Propane MLPs	27.1%
Coal MLPs	6.8%
Shipping MLPs	13.9%
Upstream MLPs	41.6%
General Partners	14.5%
Source: FactSet Research Systems Inc.

2007 Outlook

We expect a number of factors to impact the performance of MLPs during 2007. We believe that significant investment challenges exist, while opportunities remain excellent. As was the case in 2006, we believe that stock selection will be an important key to long-term investment success.

We believe that the acquisition prospects for MLPs remain good, though activity is expected to be at a substantially lower level than in 2004-2005. While we are concerned that recent acquisition multiples are higher than historical multiples, we expect that acquisitions will continue to be accretive. Furthermore, there has been a significant increase in the investment opportunities to expand existing assets, which typically have much higher expected returns (or lower multiples) than acquisitions. We think these internal growth opportunities will be an increasingly important driver of distribution growth over the next several years.

An increasing investment challenge for us is to monitor the commodity price exposure of the various MLPs. Over the last several years, the commodity price exposure of the sector, both direct and indirect, has increased. The emergence and growth of Upstream MLPs is one factor leading to increased commodity price exposure, as is the increasing percentage of gathering and processing assets owned by the Pipeline MLPs. While the sector has benefited thus far from an overall increase in commodity prices, this additional commodity price exposure will lead to greater volatility in operating results.

The spread between MLP yields and 10-year U.S. Treasury rates tightened from approximately 210 basis points to 150 basis points during calendar 2006. While spreads continue to be tighter than either five-year or ten-year averages, we believe this tightening is a reflection of the record distribution growth rate in 2006 and the higher expected growth rates compared to the historical average growth rates.

We believe that MLPs, as a group, continue to offer above-average potential return with lower than average market risk. Current yield plus expected growth appears to well exceed the long-term total return expected by many market strategists for the stock market. Equally important, most MLPs provide stable and predictable cash flow from “hard assets” and, by most measures, provide lower risk than other equity investments. We remain confident that the long-term investment case for MLPs is very strong, and that our selection process will provide our stockholders with the opportunity for superior returns.

Fiscal 2006 Financial Highlights

Because the MLPs that we own in our portfolio are treated as partnerships for federal income tax purposes, we only reflect 10% of the cash dividends received from our MLP securities as investment income. The remaining 90% of the cash distributions are treated as a return of capital, which increases our realized and unrealized gains by lowering the cost basis of our MLP securities. As a result, we expect on an ongoing basis to report a net investment loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS — (CONCLUDED)

Our net investment loss was $23.4 million (a pre-tax loss of $38.5 million) in fiscal 2006. This consisted of net dividends and distributions from MLPs and other Midstream Energy Companies of $9.9 million after the deduction of $75.9 million of cash dividends and distributions received by us that were treated as a return of capital. Interest income on repurchase agreements and fixed income investments was $2.0 million. Expenses were $50.3 million, including $31.2 million of investment management fees and $15.6 million of interest expense. Investment management fees were equal to an annual rate of 2.08% of average total assets (3.16% of average net assets applicable to common stockholders), and were based on our performance relative to our benchmark, which was based on the Standard and Poor’s 400 Utilities Index. On December 12, 2006, we held a special meeting of stockholders at which stockholders approved a new investment management agreement with Kayne Anderson in which the previous performance-based fee structure has been replaced with a fixed investment management fee at an annual rate of 1.375% of average total assets.

Net realized gains for fiscal 2006 were $14.2 million, consisting of realized gains on investments of $21.6 million, securities sold short of $0.2 million, $1.2 million of payments to us relating to interest rate swap contracts and $8.8 million of deferred income tax expense.

Net change in unrealized gains for fiscal year 2006 was $226.7 million, consisting of unrealized gains on investments $369.7 million and a decrease in the mark-to-market value of the interest rate swap contracts of $1.1 million. These gains were offset by $141.9 million of deferred income tax expense.

Net increase in net assets resulting from operations was $217.5 million before dividends to the preferred stockholders of $3.7 million. Net assets applicable to common stockholders increased from $25.07 per common share to $28.99 per common share.

In fiscal 2006, we paid four quarterly dividends to our common stockholders, which totaled $1.745 per share (100% of this amount was classified as a return of capital). On January 12, 2007, we paid a dividend of $0.47 per share to stockholders of record on January 5, 2007. The payment of this dividend represents our eighth consecutive quarterly dividend increase and a 25.3% increase from our initial quarterly dividend paid on January 14, 2005. Management intends to continue paying quarterly dividends and expects to increase dividends to the extent permitted by increases in the dividends and distributions from the Company’s portfolio.

We look forward to continuing to execute on our business plan of achieving high after-tax total returns by investing in MLPs and other Midstream Energy Companies. We invite you to visit our website at www.kaynemlp.com for the latest updates.

Sincerely,

Kevin McCarthy
Chairman of the Board of Directors,
President, and Chief Executive Officer

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio Investments, by Category

Top 10 Holdings, by Issuer (as of November 30, 2006)

		Percent of
Holding	Sector	Total Investments

1. Energy Transfer Partners, L.P.	Pipeline MLP	14.1%

2. Magellan Midstream Partners, L.P.	Pipeline MLP	8.9

3. Enterprise Products Partners L.P.	Pipeline MLP	8.9

4. Kinder Morgan Management, LLC	Pipeline MLP	7.7

5. Plains All American Pipeline, L.P.	Pipeline MLP	7.5

6. Copano Energy, L.L.C.	Pipeline MLP	6.8

7. Crosstex Energy, L.P.	Pipeline MLP	6.4

8. Inergy, L.P.	Propane MLP	4.9

9. Enbridge Energy Partners, L.P.	Pipeline MLP	4.7

10. Clearwater Natural Resources, LP	Private Coal MLP	4.0

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

This discussion contains forward looking statements and good faith estimates. The reader is referred to the disclosure on such matters at the beginning of this annual report.

Overview

Kayne Anderson MLP Investment Company (the “Company”) is a non-diversified, closed-end investment company. The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related master limited partnerships (“MLPs”) and their affiliates, and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

The Company’s portfolio investments are principally comprised of equity securities issued by MLPs. Generally, the Company invests in equity securities of (i) energy-related MLPs, (ii) owners of such interests in MLPs (“MLP Affiliates”), and (iii) other Midstream Energy Companies. The Company may, from time to time, invest in fixed income securities of MLPs and other Midstream Energy Companies. At November 30, 2006, the Company’s long-term investments were as follows:

Long-term Investments

	Amount	Percentage
Category	($in 000s)	of Total

Equity
MLP	$1,643,956	96.2%
MLP Affiliate	65,705	3.8

Total	$1,709,661	100.0%

As a limited partner in the MLPs, the Company reports its allocable share of MLP’s taxable income in computing its own taxable income. During the fiscal year ended November 30, 2006 (“fiscal 2006”), the Company estimated that taxable income associated with its ownership in MLPs was equal to 10% of the distributions received from such MLPs. As a result, the Company estimated that 90% of the MLP distributions will be treated as a return of capital for tax purposes. For financial reporting purposes, the Company reflects its MLP distributions net of the return of capital portion. As a result, only 10% of the cash distributions from MLPs received during fiscal 2006 are included in investment income. The remaining 90% of distributions from MLPs are reflected as a reduction in the cost basis of the Company’s portfolio securities, which has the effect of increasing realized and unrealized gains by that same amount.

Performance Review

One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the dividends paid during the period being measured, assuming reinvestment at prices obtained through our dividend reinvestment program. Our Net Asset Value Return was 23.6% for fiscal 2006. During the same period, we calculated that the MLP Composite had a total return (defined as unit price appreciation plus reinvested distributions) of 22.4%. Another measure of the Company’s performance is the Market Return, which is equal to the change in share price plus the dividends paid during the period, assuming reinvestment at prices obtained through our dividend reinvestment program. Our Market Return was 37.9% for fiscal 2006.

The Company paid four quarterly dividends to its common stockholders during fiscal 2006, totaling $1.745 per share. During January 2007, the Company paid a quarterly dividend of $0.47 per share (indicative annual rate of $1.88 per share). This quarterly dividend rate was 25.3% higher than the Company’s initial quarterly rate of $0.375 and represented the eighth increase in the Company’s dividend rate since inception. Management intends to continue paying quarterly dividends and expects to increase its dividends to the extent permitted by increases in the

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION — (CONTINUED)

dividends and distributions from the Company’s portfolio. Future dividend increases are subject to, among other things, the operating performance of the Company, realized gains and unrealized gains.

Financial Review

During fiscal 2006, the Company had a net increase in net assets resulting from operations of $217.5 million before dividends to preferred stockholders of $3.7 million. The components of this increase are (i) a net investment loss of $23.4 million ($38.5 million before taxes), (ii) net realized gains of $14.2 million ($23.0 million before taxes) and (iii) net change in unrealized gains of $226.7 million ($368.7 million before taxes).

The Company incurred a net investment loss (before taxes) of $38.5 million during fiscal 2006. This consisted of net dividends and distributions from MLPs and other Midstream Energy Companies of $9.9 million, which was after the deduction of $75.9 million of cash distributions received by the Company that were treated as a return of capital. Interest income on repurchase agreements and fixed income investments was $2.0 million. Expenses were $50.3 million, including $31.2 million of investment management fees and $15.6 million of interest expense. Investment management fees were equal to an annual rate of 2.08% of average total assets (3.16% of average net assets applicable to common stockholders) and were based on the Company’s performance relative to its benchmark, which was based on the Standard and Poor’s 400 Utilities Index.

Net realized gains (before taxes) during fiscal 2006 were $23.0 million, consisting of realized gains on investments of $21.7 million, realized gains on securities sold short of $0.1 million and $1.2 million of payments to the Company relating to interest rate swap contracts. In order to partially hedge itself against rising interest rates, the Company has entered into interest rate swap contracts with a notional value of $270 million. Payments made to the Company pursuant to those swap contracts are not reflected as a reduction of interest expense but are reflected as realized gains.

Net change in unrealized gains (before taxes) during fiscal 2006 was $368.7 million, consisting of unrealized gains on investments of $369.7 million, offset by a decrease in the mark-to-market value of the interest rate swap contracts of $1.1 million.

The Company is taxed as a corporation for federal and state income tax purposes. As a result, the Company records an income tax expense/(benefit) based on the investment income/(loss) and realized gains. Similarly, the Company records an income tax expense based on the unrealized gains, which are equal to the difference between the current market value of its assets and liabilities compared to the tax basis of those assets and liabilities. At November 30, 2006 the Company was in a net operating loss position which results in the majority of its income taxes being deferred. During fiscal 2006, the Company recorded a current income tax benefit of $0.1 million and a net deferred tax expense of $135.7 million, comprised of a deferred tax benefit of $15.1 million attributable to its net investment loss; a deferred tax expense of $8.9 million attributable to its realized gains; and a deferred tax expense of $141.9 million attributable to it unrealized gains. The Company’s taxes were computed based on an effective tax rate of 38.5% for fiscal 2006.

Capital Raising Transactions

On December 14, 2005, the Company issued Series E Senior Notes with a maturity of 40 years and raised an aggregate of $60 million in gross proceeds. The Company was able to invest these proceeds in a manner consistent with its investment strategies and management believes that these investments have enhanced the total return of the Company’s common stockholders. The interest rate on these securities resets every seven days. At November 30, 2006, the interest rate for the Series E Senior Notes was 5.05%.

As of November 30, 2006, the Company had outstanding borrowings on its revolving credit line of $17 million.

In order to partially hedge itself from a floating interest expense on its leverage, the Company has entered into nine interest rate swap contracts on a notional amount of $270 million with a weighted average fixed rate of 4.46%

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION — (CONCLUDED)

and weighted average duration of 3.4 years (as of November 30, 2006). In each of these contracts, the Company pays a fixed rate of interest and receives a floating rate of interest based on the London Interbank Offered Rate (LIBOR).

During fiscal 2006, the Company completed eight private transactions investing, in aggregate, $139 million. As of November 30, 2006, the Company held investments in freely tradable (or “public”) equity and debt securities valued at $1.6 billion and held investments in restricted (or “private”) equity securities valued at $112 million. The total value at year-end of the Company’s long-term investments was $1.7 billion.

Recent Events

On December 12, 2006, the Company held a special meeting of stockholders at which stockholders approved a new investment management agreement with Kayne Anderson. The new investment management agreement replaced the previous performance-based fee structure with a fixed investment management fee at an annual rate of 1.375% of average total assets.

On January 12, 2007, the Company paid a dividend to its common stockholders in the amount of $0.47 per share, for a total of $17.9 million. Pursuant to the Company’s dividend reinvestment plan, $5.7 million of this amount was reinvested into the Company for 0.2 million shares of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 154.9%
Equity Investments(a) — 154.9%
Pipeline MLP(b) — 127.4%
Atlas Pipeline Partners, L.P.	395	$18,881
Boardwalk Pipeline Partners, LP	522	15,573
Buckeye Partners, L.P.	72	3,300
Copano Energy, L.L.C.	1,959	115,817
Crosstex Energy, L.P.	2,619	98,355
Crosstex Energy, L.P. — Senior Subordinated Units, Unregistered(c)(d)	356	11,524
DCP Midstream Partners, LP	119	3,967
Eagle Rock Energy Partners, L.P.(e)	10	187
Enbridge Energy Management, L.L.C.(f)	392	19,313
Enbridge Energy Partners, L.P.	1,608	80,501
Energy Transfer Partners, L.P.	4,402	240,368
Enterprise Products Partners L.P.	5,359	151,539
Global Partners LP	374	8,819
Hiland Partners, LP	76	4,007
Holly Energy Partners, L.P.	226	9,095
Kinder Morgan Management, LLC(f)	2,874	132,212
Magellan Midstream Partners, L.P.	3,937	152,384
MarkWest Energy Partners, L.P.	927	52,456
Martin Midstream Partners L.P.	199	6,166
ONEOK Partners, L.P.	806	48,694
Plains All American Pipeline, L.P.	2,547	128,610
Regency Energy Partners LP	648	17,459
Regency Energy Partners LP — Class C Units, Unregistered(c)(g)	905	22,624
Sunoco Logistics Partners L.P.	70	3,378
TC PipeLines, LP	202	6,495
TEPPCO Partners, L.P.	473	18,638
TransMontaigne Partners L.P.	71	2,065
Valero L.P.	460	25,266
Williams Partners L.P.	223	8,633

		$1,406,326

Propane MLP — 9.5%
Ferrellgas Partners, L.P.	886	20,775
Inergy, L.P.	2,839	84,074

		104,849

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2006
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Shipping MLP — 1.2%
K-Sea Transportation Partners L.P.	112	3,999
Teekay LNG Partners L.P.	309	9,761

		$13,760

Coal MLP — 7.5%
Clearwater Natural Resources, LP — Unregistered(c)(h)	3,889	68,056
Natural Resource Partners L.P.	57	2,999
Natural Resource Partners L.P. — Subordinated Units	114	5,964
Penn Virginia Resource Partners, L.P.	227	5,810

		82,829

Upstream MLP(b) — 0.6%
BreitBurn Energy Partners L.P.(e)	70	1,512
Constellation Energy Partners LLC(e)	207	4,772

		6,284

MLP Affiliates — 6.0%
Atlas America, Inc.(i)	23	1,105
Atlas Pipeline Holdings, L.P.	67	1,504
Buckeye GP Holdings L.P.	290	4,534
Crosstex Energy, Inc.	72	6,964
Energy Transfer Equity, L.P.	250	7,272
Energy Transfer Equity, L.P. — Unregistered(c)	365	10,178
Hiland Holdings GP, LP	150	3,563
Kinder Morgan, Inc.	118	12,416
Magellan Midstream Holdings, L.P.	264	5,893
MarkWest Hydrocarbon, Inc.	292	12,276

		65,705

Other MLP — 2.7%
Calumet Specialty Products Partners, L.P.	558	21,237
Universal Compression Partners, L.P.(e)	348	8,671

		29,908

Total Long-Term Investments (Cost — $1,200,903)		1,709,661

	Interest	Maturity
	Rate	Date
Short-Term Investment — 0.1%
Repurchase Agreement — 0.1%
Bear, Stearns & Co. Inc. (Agreement dated 11/30/06 to be repurchased at $949), collateralized by $980 in U.S. Treasury Bond Strips (Cost $949)	5.270%	12/01/06	949

Total Investments — 155.0% (Cost — $1,201,852)			1,710,610

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONCLUDED)
NOVEMBER 30, 2006
(amounts in 000’s)

Description	Value

Liabilities
Auction Rate Senior Notes	$(320,000)
Deferred Taxes	(194,900)
Revolving Credit Line	(17,000)
Other Liabilities	(13,114)
Unrealized Depreciation on Interest Rate Swap Contracts	(242)

Total Liabilities	(545,256)

Unrealized Appreciation on Interest Rate Swap Contracts	2,565
Income Tax Receivable	2,109
Other Assets	8,364

Total Liabilities in Excess of Other Assets	(532,218)
Preferred Stock at Redemption Value	(75,000)

Net Assets Applicable to Common Stockholders	$1,103,392

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Includes Limited Liability Companies.

(c)	Fair valued securities, restricted from public sale (See Notes 2 and 6).

(d)	Security is currently not paying cash distributions but is expected to pay cash distributions within the next 15 months.

(e)	Security is currently non-income producing but is expected to pay distributions within the next 12 months.

(f)	Distributions are paid-in-kind.

(g)	Security is currently not paying cash distributions but is expected to pay cash distributions within the next 12 months

(h)	Clearwater Natural Resources, LP is a privately-held MLP.

(i)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2006
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value (Cost — $1,200,903)	$1,709,661
Repurchase agreement (Cost — $949)	949

Total investments (Cost — $1,201,852)	1,710,610
Deposits with brokers	118
Receivable for securities sold	3,676
Interest, dividends and distributions receivable	606
Income tax receivable	2,109
Deferred debt issuance costs and other, net	3,964
Unrealized appreciation on interest rate swap contracts	2,565

Total Assets	1,723,648

LIABILITIES
Revolving credit line	17,000
Investment management fee payable	10,295
Payable for securities purchased	1,489
Accrued directors’ fees and expenses	52
Accrued expenses and other liabilities	1,278
Deferred tax liability	194,900
Unrealized depreciation on interest rate swap contracts	242

Total Liabilities before Senior Notes	225,256

Auction Rate Senior Notes:
Series A, due April 3, 2045	85,000
Series B, due April 5, 2045	85,000
Series C, due March 31, 2045	90,000
Series E, due December 21, 2045	60,000

Total Senior Notes	320,000

Total Liabilities	545,256

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,103,392

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (38,064,836 shares issued and outstanding, 199,990,000 shares authorized)	$38
Paid-in capital	910,614
Net investment loss, net of income taxes less dividends and distributions	(149,769)
Accumulated realized gains on investments, securities sold short and interest rate swap contracts, net of income taxes	28,209
Net unrealized gains on investments, securities sold short and interest rate swap contracts, net of income taxes	314,300

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,103,392

NET ASSET VALUE PER COMMON SHARE	$28.99

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions	$85,755
Return of capital	(75,894)

Net dividends and distributions	9,861
Interest and other fees	1,975

Total Investment Income	11,836

Expenses
Investment management fees	31,162
Administration fees	746
Professional fees	578
Reports to stockholders	323
Custodian fees	211
Directors’ fees	191
Insurance	189
Dividends on securities sold short	48
Other expenses	283

Total Expenses — Before Interest Expense, Auction Agent Fees and Taxes	33,731
Interest expense	15,585
Auction agent fees	995

Total Expenses — Before Taxes	50,311

Net Investment Loss — Before Taxes	(38,475)
Current tax benefit	65
Deferred tax benefit	15,054

Net Investment Loss	(23,356)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	21,644
Securities sold short	147
Payments on interest rate swap contracts	1,220
Deferred tax expense	(8,859)

Net Realized Gains	14,152

Net Change in Unrealized Gains/(Losses)
Investments	369,712
Securities sold short	20
Interest rate swap contracts	(1,074)
Deferred tax expense	(141,933)

Net Change in Unrealized Gains	226,725

Net Realized and Unrealized Gains	240,877

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	217,521
DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,732)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$213,789

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended
	November 30,
	2006	2005

OPERATIONS
Net investment loss	$(23,356)	$(5,917)
Net realized gains	14,152	13,643
Net change in unrealized gains	226,725	81,858

Net Increase in Net Assets Resulting from Operations	217,521	89,584

DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS(1)
Dividends	—	(1,712)
Distributions — return of capital	(3,732)	—

Dividends/Distributions to Preferred Stockholders	(3,732)	(1,712)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	—	(4,396)
Distributions — return of capital	(65,492)	(45,809)

Dividends/Distributions to Common Stockholders	(65,492)	(50,205)

CAPITAL STOCK TRANSACTIONS
Proceeds from secondary public offering of 3,000,000 shares of common stock	—	81,000
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(3,591)
Underwriting discounts and offering expenses associated with the issuance of preferred stock	—	(1,087)
Issuance of 889,285 and 1,009,651 shares of common stock from reinvestment of distributions, respectively	23,005	25,265

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	23,005	101,587

Total Increase in Net Assets Applicable to Common Stockholders	171,302	139,254

NET ASSETS
Beginning of year	932,090	792,836

End of year	$1,103,392	$932,090

(1)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal years ended November 30, 2006 and November 30, 2005 as either a dividend (ordinary income) or a distribution (return of capital). This characterization is based on the Company’s earnings and profits. For fiscal year 2005, the entire amount classified as a dividend to common stockholders is considered qualified dividend income provided the holding period requirement and certain other conditions are met.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$217,521
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(275,591)
Proceeds from sale of investments	144,884
Proceeds from sale of short-term investments, net	59,478
Realized gains	(23,011)
Return of capital distributions	75,894
Unrealized gains	(368,658)
Decrease in deposits with brokers	611
Increase in receivable for securities sold	(3,454)
Decrease in interest, dividend and distributions receivables	430
Increase in income tax receivable	(4,498)
Increase in deferred debt issuance costs and other	(806)
Increase in investment management fee payable	6,363
Increase in payable for securities purchased	1,422
Decrease in securities sold short	(392)
Decrease in accrued directors’ fees and expenses	(95)
Increase in accrued expenses and other liabilities	155
Increase in deferred tax liability	138,966

Net Cash Used in Operating Activities	(30,781)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of auction rate senior notes	60,000
Proceeds from revolving credit line	17,000
Cash distributions paid to preferred stockholders	(3,732)
Cash distributions paid to common stockholders	(42,487)

Net Cash Provided by Financing Activities	30,781
NET CHANGE IN CASH	—
CASH — BEGINNING OF YEAR	—

CASH — END OF YEAR	$—

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $23,005 pursuant to the Company’s dividend reinvestment plan.

During the fiscal year ended November 30, 2006, federal and state taxes paid were $1,204 and interest paid was $15,271.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS
(amounts in 000’s, except per share amounts)

					For the Period
	For the Fiscal Year Ended				September 28, 2004(1)
	November 30,				through
	2006		2005		November 30, 2004

Per Share of Common Stock
Net asset value, beginning of period	$25.07		$23.91		$23.70	(2)
Income from Operations(3)
Net investment income/(loss)	(0.62)		(0.17)		0.02
Net realized and unrealized gain on investments, securities sold short, options and interest rate swap contracts	6.39		2.80		0.19

Total income from investment operations	5.77		2.63		0.21

Dividends/Distributions — Preferred Stockholders(3)
Dividends	—	(4)	(0.05	)(4)	—
Distributions	(0.10	)(4)	—	(4)	—

Total dividends/distributions — Preferred Stockholders	(0.10)		(0.05)		—

Dividends/Distributions — Common Stockholders
Dividends	—	(4)	(0.13	)(4)	—
Distributions	(1.75	)(4)	(1.37	)(4)	—

Total dividends/distributions — Common Stockholders	(1.75)		(1.50)		—

Capital Stock Transactions(3)
Underwriting discounts and offering costs on the issuance of preferred stock	—		(0.03)		—
Secondary issuance of common stock, net of underwriting discounts and offering costs	—		0.11		—

Total capital stock transactions	—		0.08		—

Net asset value, end of period	$28.99		$25.07		$23.91

Market value per share of common stock, end of period	$31.39		$24.33		$24.90

Total investment return based on common stock market value(5)	37.93%		3.66%		(0.40)%

Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$1,103,392		$932,090		$792,836
Ratio of expenses to average net assets, including current and deferred income taxes	18.85	%(7)	8.73	%(7)	4.73	%(7)
Ratio of expenses to average net assets, excluding current and deferred income taxes	5.10	%(7)	2.32	%(7)	1.20	%(7)
Ratio of expenses, excluding taxes and non-recurring organizational expenses, to average net assets	5.10%		2.32%		1.08%
Ratio of expenses, excluding taxes and interest expenses, to average net assets	3.42%		1.52%		—%
Ratio of net investment income/(loss) to average net assets	(2.37)%		(0.68)%		0.50%
Net increase in net assets to common stockholders resulting from operations to average net assets	21.66%		10.09%		5.30%
Portfolio turnover rate	9.95	%(8)	25.59	%(8)	11.78	%(8)
Auction Rate Senior Notes outstanding, end of period	$320,000		$260,000		—
Auction Rate Preferred Stock, end of period	$75,000		$75,000		—
Asset coverage of Auction Rate Senior Notes	468.25%		487.34%		—
Asset coverage of Auction Rate Preferred Stock	379.34%		378.24%		—
Average amount of borrowings outstanding per share of common stock during the period	$8.53	(3)	$5.57	(3)	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS — (CONCLUDED)
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(3)	Based on average shares of common stock outstanding of 37,638,314, and 34,077,731 and 33,165,900, for the fiscal year ended November 30, 2006, the fiscal year ended November 30, 2005 and the period September 28, 2004 through November 30, 2004, respectively.

(4)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal years ended November 30, 2006 and November 30, 2005 as either a dividend (ordinary income) or a distribution (return of capital). This characterization is based on the Company’s earnings and profits.

(5)	Not annualized for the period September 28, 2004 through November 30, 2004. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(7)	For the fiscal year ended November 30, 2006, the Company’s current tax benefit was $65 and deferred tax expense was $135,738. For the fiscal year ended November 30, 2005, its current tax expense was $3,669 and deferred tax expense was $52,179. For the period September 28, 2004 through November 30, 2004, its current income tax expense was $763 and deferred tax expense was $3,755.

(8)	Amount not annualized for the period September 28, 2004 through November 30, 2004. For the fiscal year ended November 30, 2006, the fiscal year ended November 30, 2005, and the period September 28, 2004 through November 30, 2004, calculated based on the sales of $144,884, $263,296 and $16,880, respectively of long-term investments dividend by the average long-term investment balance of $1,456,695, $1,029,035 and $143,328, respectively.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2006
(amounts in 000’s, except share and per share amounts)

1.	Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN”.

2.	Significant Accounting Policies

A.  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B.  Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

C.  Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options contracts written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson Capital Advisors, L.P.’s (“Kayne Anderson” or the “Advisor”) investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

At November 30, 2006, the Company held 10.2% of its net assets applicable to common stockholders (6.5% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $109,189 and fair value of $112,382. Although these securities may be resold in privately negotiated transactions (subject to certain lock-up restrictions), these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.

Any option transaction that the Company enters into may, depending on the applicable market environment have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2006, the Company does not

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

D.  Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/ dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

E.  Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At November 30, 2006, the Company had no open short sales.

F.  Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. At November 30, 2006, the Company had no open option contracts.

G.  Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. For the fiscal year ended November 30, 2006, the Company estimated that 90% of the MLP distributions received would be treated as a return of capital. The Company recorded as return of capital the amount of $75,894 of dividends and distributions received from MLPs. Included in this amount is a reduction of $625 attributable to distributions received in fiscal 2005 based on tax reporting information received by the Company in fiscal 2006. The return of capital of $75,894, resulted in an equivalent reduction in the cost basis of the associated MLP investments. Net Realized Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $9,514 and $66,380,

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

respectively, attributable to the recording of such dividends and distributions as reductions in the cost basis of investments. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

H.  Dividends and Distributions to Stockholders — Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions to stockholders of the Company’s Auction Rate Preferred Stock, Series D are accrued on a daily basis and are determined as described in Note 10 — Preferred Stock. The Company’s dividends will be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Company. The Company is unable to make final determinations as to the character of the dividend until after the end of the calendar year. The Company informed its common stockholders in January 2007 of the character of dividends paid during fiscal year 2006. Prospectively, the Company will inform its common stockholders of the character of dividends during that fiscal year in January following such fiscal year.

I.  Partnership Accounting Policy — The Company records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J.  Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and book basis and (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith and reviewed in accordance with the valuation process approved by the Board of Directors. From time to time the Company modifies its estimates or assumptions regarding the deferred tax liability as new information become available.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of November 30, 2006, the Company has not evaluated the impact that will result from adopting FIN 48.

K.  Organization Expenses, Offering and Debt Issuance Costs — The Company was responsible for paying all organization expenses, which were expensed when the shares of common stock were issued in the Company’s IPO. Offering costs (including underwriting discount) related to the Company’s two issuances of common stock and

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

issuance of Series D preferred stock were charged to additional paid-in capital when the shares were issued. Debt issuance costs (including underwriting discount) related to the auction rate senior notes payable are being capitalized and amortized over the period the notes are outstanding.

L.  Derivative Financial Instruments — The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

M.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Company’s investment objective is to seek a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

The Company has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company equal to the basic management fee or adjusted by the performance fee adjustment, all as described below.

Pursuant to the Investment Management Agreement, the Company has agreed to pay the Adviser a basic management fee at an annual rate of 1.75% of the Company’s average total assets, adjusting upward or downward (by up to 1.00% of the Company’s average total assets, as defined), depending on to what extent, if any, the Company’s investment performance for the relevant performance period exceeds or trails the Company’s “Benchmark” over the same period. The Company’s Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Each 0.01% of difference of

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

the Company’s performance compared to the performance of the Benchmark is multiplied by a performance fee adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). The basic management fee and the performance fee adjustment are calculated and paid quarterly, using a rolling 12-month performance period. Management fees are accrued monthly.

The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. For the fiscal year ended November 30, 2006, the Company paid and accrued management fees at an annual rate of 2.08% of average total assets (3.16% of average net assets applicable to common stockholders) based on the Company’s investment performance.

For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s average monthly gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company. See Note 13 — Subsequent Events for more information regarding the Company’s Investment Management Agreement.

For the fiscal year ended November 30, 2006, KA Associates, Inc., an affiliate of the Adviser, earned approximately $50 in brokerage commissions from portfolio transactions executed on behalf of the Company.

5.	Income Taxes

Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and book basis and (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2006 are as follows:

Deferred tax assets:
Organizational costs	$(33)
Net operating loss carryforwards	(20,500)
Deferred tax liabilities:
Unrealized gains on investment securities	214,539
Other	894

Total net deferred tax liability	$194,900

At November 30, 2006, the Company did not record a valuation allowance against its deferred tax assets.

At November 30, 2006, the cost basis of investments for Federal income tax purposes was $1,152,417. This total includes a $48,486 reduction in basis attributable to the Company’s portion of the allocated losses from its

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

MLP investments. At November 30, 2006, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$559,987
Gross unrealized depreciation of investments	(2,743)

Net unrealized appreciation before tax and interest rate swap contracts	557,244
Unrealized appreciation on interest rate swap contracts	2,323

Net unrealized appreciation before tax	$559,567

Net unrealized appreciation after tax	$344,133

For the fiscal year ended November 30, 2006, the components of income tax expense include $123,311 and $12,362 for deferred federal income taxes and state income taxes (net of the federal tax benefit), respectively. Total income taxes have been computed by applying the Federal statutory income tax rate plus a blended state income tax rate totaling 38.5% to net investment income and realized and unrealized gains on investments before taxes.

6.	Restricted Securities

Certain of the Company’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2 — Significant Accounting Policies. The table below shows the number of shares/units held, the acquisition date, purchase price, aggregate cost, and fair value as of November 30, 2006, value per share/unit of such security, percent of net assets applicable to common stockholders and percent of total assets which the security comprises:

		Number of		Purchase				Percent
		Shares/Units	Acquisition	Price	Cost	Fair Value	Value Per	of Net	Percent of
Investment	Security	(in 000’s)	Date	(in 000’s)	(in 000’s)	(in 000’s)	Share/Unit	Assets(1)	Total Assets

Clearwater Natural Resources, LP	Common Units(2)(3)	3,889	(4)	$77,778	$70,167	$68,056	$17.50	6.2%	3.9%
Crosstex Energy, L.P.	Senior Subordinated Units(2)	356	6/29/06	10,022	10,022	11,524	32.34	1.0	0.7
Energy Transfer Equity, L.P.	Common Units(2)	365	11/27/06	10,000	10,000	10,178	27.90	0.9	0.6
Regency Energy Partners LP	Class C Units(2)	905	9/21/06	19,000	19,000	22,624	25.01	2.1	1.3

				$116,800	$109,189	$112,382		10.2%	6.5%

(1)	Applicable to common stockholders.

(2)	Unregistered security.

(3)	The Company held approximately 42.5% of the outstanding common units of this portfolio company. The Chief Executive Officer of the Company serves as a director on the board of the general partner of this portfolio company. The Company believes that it does not “control” and is not an “affiliate” of this portfolio company, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In this regard, the Company believes that the securities of the portfolio company that it holds should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company also believes that neither the Company nor its Chief Executive Officer, acting alone as a director, has the power to exercise a controlling influence over the management or policies of this company or its general partner. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities. Notwithstanding the foregoing, there can be no assurance that a regulatory authority would not reach a different conclusion or assert a contrary position.

(4)	The Company purchased common units on 10/02/05 and 8/01/06.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

7.	Investment Transactions

For the fiscal year ended November 30, 2006, the Company purchased and sold securities in the amount of $275,591 and $144,884 (excluding short-term investments, securities sold short, and interest rate swaps), respectively.

8.	Revolving Credit Line

The Company has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Company may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Company is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. During the fiscal year ended November 30, 2006, the average amount outstanding was $3,019 with a weighted average interest rate of 6.32%. As of November 30, 2006, the Company had outstanding borrowings on the revolving credit line of $17,000 and the interest rate was 6.32%. Any loans under this line are repayable on demand by the lender at any time.

9.	Auction Rate Senior Notes

The Company issued four series of auction rate senior notes, each with a maturity of 40 years from the date of original issuance, having an aggregate principal amount of $320,000 (“Senior Notes”). The Senior Notes were issued in denominations of $25. The fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B, Series C and Series E as of November 30, 2006 were 5.05%, 5.05%, 5.24% and 5.05%, respectively. The weighted average interest rates for Series A, Series B and Series C for the fiscal year ended November 30, 2006, were 4.71%, 4.74%, and 4.87%, respectively. The weighted average interest rate for Series E for the period from December 14, 2005 through November 30, 2006, was 4.78%. These rates include the applicable rate based on the latest results of the auction and do not include commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. The reset rate period for Series A, Series B and Series E Notes is seven days, while Series C Notes reset every 28 days. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

10.	Preferred Stock

The Company issued 3,000 shares of Series D auction rate preferred stock totaling $75,000. The Company has 10,000 shares of authorized preferred stock. The preferred stock has rights determined by the Board of Directors. The preferred stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of preferred stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of November 30, 2006 was 5.28%. The weighted average dividend rate for the fiscal year ended November 30, 2006, was 4.91%. This rate includes the applicable rate based on the latest results of

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

the auction and does not include commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The preferred stock is redeemable in certain circumstances at the option of the Company. The preferred stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The holders of the preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

11.	Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of November 30, 2006, the Company has entered into nine interest rate swap contracts with UBS AG as summarized below:

		Fixed Rate	Floating Rate
	Notional	Paid by the	Received by the	Net Unrealized
Termination Date	Amount	Company	Company	Appreciation

03/25/08-11/18/13	$270,000	4.12-5.00%	1-month U.S. Dollar LIBOR	$2,323

At November 30, 2006, the weighted average duration of the interest rate swap contracts was 3.4 years and the weighted average fixed rate was 4.46%. The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts.

12.	Common Stock

The Company has 199,990,000 shares of common stock authorized and 38,064,836 shares outstanding at November 30, 2006. As of that date, Kayne Anderson owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2006, were as follows:

Shares outstanding at November 30, 2005	37,175,551
Shares issued through reinvestment of distributions	889,285

Shares outstanding at November 30, 2006	38,064,836

13.	Subsequent Events

On December 12, 2006, the Company held a special meeting of stockholders at which stockholders approved a new investment management agreement with Kayne Anderson. As a result of the vote on this matter, the new investment management agreement replaces the previous performance-based fee structure with a fixed investment management fee at an annual rate of 1.375% of average total assets. During the quarter ended November 30, 2006, Kayne Anderson earned the maximum fee at an annual rate of 2.75% of average total assets.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONCLUDED)

Effective December 31, 2006, Kayne Anderson assigned that new investment management agreement to its subsidiary, KA Fund Advisors, LLC. That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control.

On January 12, 2007, the Company paid a dividend to its common stockholders in the amount of $0.47 per share, for a total of $17,890. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,718 was reinvested into the Company for 200,336 newly issued shares of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson MLP Investment Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets applicable to common stockholders and cash flows, and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2006, and the results of its operations, the changes in its net assets applicable to common stockholders, its cash flows, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 29, 2007

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE
(UNAUDITED)

Kayne Anderson MLP Investment Company (the “Company”) considers privacy to be fundamental to its relationship with its stockholders. The Company is committed to maintaining the confidentiality, integrity and security of the non-public personal information of its stockholders and potential investors. Accordingly, the Company has developed internal policies to protect confidentiality while allowing stockholders’ needs to be met. This notice applies to former as well as current stockholders and potential investors who provide the Company with nonpublic personal information.

The Company may collect several types of nonpublic personal information about stockholders or potential investors, including:

•	Information from forms that you may fill out and send to the Company or one of its affiliates or service providers in connection with an investment in the Company (such as name, address, and social security number).

•	Information you may give orally to the Company or one of its affiliates or service providers.

•	Information about your transactions with the Company, its affiliates, or other third parties, such as the amount stockholders have invested in the Company.

•	Information about any bank account stockholders or potential investors may use for transfers between a bank account and an account that holds or is expected to hold shares of its stock.

•	Information collected through an Internet “cookie” (an information collecting device from a web server based on your use of a web site).

The Company may disclose all of the information it collects, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing its compliance with industry standards. Such third parties are required to uphold and maintain its privacy policy when handling your nonpublic personal information.

The Company may disclose information about stockholders or potential investors at their request. The Company will not sell or disclose your nonpublic personal information to anyone except as disclosed above or as otherwise permitted or required by law.

Within the Company and its affiliates, access to information about stockholders and potential investors is restricted to those personnel who need to know the information to service stockholder accounts. The personnel of the Company and its affiliates have been instructed to follow its procedures to protect the privacy of your information.

The Company reserves the right to change this privacy notice in the future. Except as described in this privacy notice, the Company will not use your personal information for any other purpose unless it informs you how such information will be used at the time you disclose it or the Company obtains your permission to do so.

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be determined as follows: (a) If the Company’s Common Stock is trading at or above net asset value at the time of valuation, the Company will issue new shares at a price equal to the greater of (i) the Company’s Common Stock’s net asset value on that date or (ii) 95% of the market price of the Company’s Common Stock on that date; (b) If the Company’s Common Stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

4. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

5. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

6. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than 10 business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN — (CONCLUDED)
(UNAUDITED)

Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

8. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

9. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

10. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

11. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

12. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

13. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

14. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004
Amended: December 13, 2005

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND OFFICERS
(UNAUDITED)

	Position(s)			Other Directorships
Name, Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Independent Directors(1)
Anne K. Costin c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1950)	Director	3-year term (until the 2007 Annual Meeting of Stockholders)/served since July 2004	Ms. Costin is currently an Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years she was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson Energy Total Return Fund, Inc.

Steven C. Good c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1942)	Director	3-year term (until the 2009 Annual Meeting of Stockholders)/served since July 2004	Mr. Good is a senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Mr. Good founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson Energy Total Return Fund, Inc.; OSI Systems, Inc.; Big Dog Holdings, Inc.; and California Pizza Kitchen, Inc.

Gerald I. Isenberg c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1940)	Director	3-year term (until the 2008 Annual Meeting of Stockholders)/served since June 2005	Since 1995, Mr. Isenberg has served as a Professor at the University of Southern California School of Cinema-Television. Since 2004 he has been a member of the board of trustees of Partners for Development, a non-governmental organization dedicated to developmental work in third-world countries. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds(2). From 1989 to 1995, he was President of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks.	Kayne Anderson Energy Total Return Fund, Inc; Partners for Development

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND OFFICERS — (CONTINUED)
(UNAUDITED)

	Position(s)			Other Directorships
Name, Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Terrence J. Quinn c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1951)	Director	3-year term (until the 2007 Annual Meeting of Stockholders)/served since July 2004	Mr. Quinn has served as President of Private Equity Capital Corp.; a private equity investment firm, since 2005. He has also served as Chairman of the Healthcare Group of Triton Pacific Capital Partners, LLC, private equity investment firm, since 2005. Mr. Quinn has also served as President of The Eden Club, a private membership golf club, since 2005. From 2000 to 2003, Mr. Quinn was a co-founder and managing partner of MTS Health Partners, a private merchant bank providing services to publicly traded and privately held small to mid-sized companies in the healthcare industry.	Kayne Anderson Energy Total Return Fund, Inc.; Safe Sedation, Inc.; Midland Container Corporation; Home Physicians, Inc.

Interested Director(1) and Officers
Kevin S. McCarthy(3) c/o KA Fund Advisors, LLC 1100 Louisiana Street, Suite 4550, Houston, TX 77002 (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2009 Annual Meeting of Stockholders), elected annually as an officer/ served since July 2004	Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson since June 2004. From November 2000 to May 2004, Mr. McCarthy was at UBS Securities LLC where he was Global Head of Energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. July 1997 to November 2000, Mr. McCarthy led the energy investment banking activities of PaineWebber Incorporated. From July 1995 to March 1997, he was head of the Energy Group at Dean Witter Reynolds.	Kayne Anderson Energy Total Return Fund, Inc.; Kayne Anderson Energy Development Company; Range Resources Corporation; Clearwater Natural Resources, L.L.C.

Terry A. Hart c/o KA Fund Advisors, LLC 1100 Louisiana Street, Suite 4550, Houston, TX 77002 (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since December 2005	Mr. Hart has served as the Chief Financial Officer of Kayne Anderson MLP Investment Company since December 2005. Prior to that, Mr. Hart was with Dynegy, Inc. since its merger with Illinova Corp. in early 2000, where he served as the Director of Structured Finance, Assistant Treasurer and most recently as Senior Vice President and Controller.	None

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND OFFICERS — (CONCLUDED)
(UNAUDITED)

	Position(s)			Other Directorships
Name, Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

David J. Shladovsky c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1960)	Secretary and Chief Compliance Officer	Elected annually/served since inception	Mr. Shladovsky has served as a Managing Director and General Counsel of Kayne Anderson since 1997.	None

J.C. Frey c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1968)	Vice President, Assistant Treasurer and Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception and served as Vice President since June 2005	Mr. Frey has served as a Senior Managing Director of Kayne Anderson since 2004, and as a Managing Director since 2001. Mr. Frey has served as a Portfolio Manager of Kayne Anderson since 2000 and of Kayne Anderson MLP Investment Company since 2004. From 1998 to 2000, Mr. Frey was a Research Analyst at Kayne Anderson.	None

James C. Baker c/o KA Fund Advisors, LLC 1100 Louisiana Street, Suite 4550, Houston, TX 77002 (born 1972)	Vice President	Elected annually/served since June 2005	Mr. Baker has been a Managing Director of Kayne Anderson since December 2004. From April 2004 to December 2004, he was a Director in Planning and Analysis at El Paso Corporation. Prior to that, Mr. Baker worked in the energy investment banking group at UBS Securities LLC as a Director from 2002 to 2004 and as an Associate Director from 2000 to 2002. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated.	None

(1)	Each Director oversees two registered investment companies in the fund complex.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of Kayne Anderson.

(3)	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with Kayne Anderson, investment adviser of the Company.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at http://www.kaynemlp.com or is available without charge, upon request, by calling (877) 657-3863/MLP-FUND.

KAYNE ANDERSON MLP INVESTMENT COMPANY

ANNUAL CERTIFICATION
(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http:///www.kaynemlp.com; or

•	on the website of the Securities and Exchange Commission, http:///www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http:///www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http:///www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Company also makes its Forms N-Q available on its website at http:///www.kaynemlp.com.

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

Approval of Investment Management Agreement

The Company’s Board of Directors approved (i) the continuation of the Company’s Investment Management Agreement (the “Current Agreement”) with Kayne Anderson Capital Advisors, L.P. (the “Adviser”) for an additional one-year term or until the earlier of when the Company’s stockholders approve adoption of a replacement agreement, and (ii) an Amended and Restated Investment Management Agreement (the “Restated Agreement”) between the Company and the Adviser, for an initial two-year term, effective from the date the Restated Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company (such date, the “Effective Date”). On the Effective Date, which was December 12, 2006, the Restated Agreement replaced and superseded the Current Agreement.

During the course of each year and in connection with its consideration of the Current Agreement and the Restated Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s proposed fee schedule compares to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Current Agreement and of the Restated Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Adviser also discussed its expected profitability from its relationship with the Company, both under the Current Agreement and assuming the Restated Agreement was approved by the Board of Directors and Company stockholders. The Directors who are not parties to either Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Current Agreement and the Restated Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Current Agreement and the Restated Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Current Agreement and would be provided by the Adviser under the Restated Agreement and noted that the scope of services provided under the Current Agreement was identical to the scope of services to be provided under the Restated Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, also was considered. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions or concerns raised by them in the past. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under both the Current Agreement and the Restated

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE — (CONTINUED)
(UNAUDITED)

Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company. The comparative information showed that the performance of the Company compares favorably to other similar funds. The Independent Directors also considered the fact that the Company has historically outperformed the benchmark provided under the Current Agreement for a majority of the relevant periods. Based upon their review, the Independent Directors concluded that the Company’s investment performance over time has been consistently above average compared to other closed-end funds that focus on investments in energy-related master limited partnerships. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Company at each regular Board of Directors meeting during the year. The Independent Directors did consider the investment performance of another investment company managed by the Adviser but did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant.

The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Company

The Independent Directors then considered the costs of the services provided by the Adviser, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Independent Directors considered that the Adviser’s relationship with the Company is one of its significant sources of revenue. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Company. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Company. The Independent Directors acknowledged that the Company’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Company’s portfolio, by aggregating securities trades.

The Independent Directors considered other benefits relating to the relationship between the Adviser and the Company, such as the brokerage commissions paid by the Company to KA Associates, Inc., a broker-dealer affiliated with the Adviser.

The Independent Directors also considered what the Company’s management fee would be under the Restated Agreement in comparison to the Company’s management fee under the Current Agreement and the management fees of funds within the Company’s peer group and believed such comparisons to be acceptable to the Company, particularly because of the potential decrease in the fee under the Restated Agreement compared to the Current Agreement. One significant justification for a higher fee for the Company compared to certain of its peer funds is the greater investment in private transactions by the Company, which are viewed as potentially more complex and difficult.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors also considered possible economies of scale that the Adviser could achieve in its management of the Company. They considered the anticipated asset levels of the Company, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to increasing staff devoted to managing the

KAYNE ANDERSON MLP INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE — (CONCLUDED)
(UNAUDITED)

Company as the assets of the Company increase, and its commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced in the current environment.

Based on the review of the Board of Directors of the Company, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Company under the Current Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Company under the Restated Agreement and that approval of the continuation of the Current Agreement and of the Restated Agreement was in the best interests of stockholders of the Company.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

On June 13, 2006, the Company held its annual meeting of stockholders where the following matter was approved by stockholders: the election of two Class II Directors of the Company, representing Kevin S. McCarthy voted by the Common and Auction Rate Preferred stockholders and Steven C. Good by the Auction Rate Preferred stockholders only. On this matter, 32,332,342 shares (Common and Auction Rate Preferred) were cast in favor, no shares were cast against, and 270,588 shares abstained for the election of Mr. McCarthy, and 2,992 shares (Auction Rate Preferred) were cast in favor for the election of Mr. Good. As a result of the vote on this matter, Kevin S. McCarthy and Steven C. Good were elected to serve as directors of the Company for a 3-year term. In addition to Mr. Good and Mr. McCarthy, the Company’s directors with terms continuing after the meeting are Anne K. Costin, Gerald I. Isenberg, and Terrence J. Quinn.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
Terrence J. Quinn	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC	Bear Stearns Funds Management Inc.
1100 Louisiana Street, Suite 4550	383 Madison Avenue
Houston, TX 77002	New York, NY 10179

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company	PricewaterhouseCoopers LLP
101 Carnegie Center	350 South Grand Avenue
Princeton, NJ 08540	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863/MLP-FUND; or visit us on the web at http://www.kaynemlp.com.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal accounting officer, and persons performing similar functions.
(c) and (d). During the period covered by this report, there was no amendment to, an no waiver granted from, any provision of the code of ethics that applies to the Registrant’s principal executive officer, principal accounting officer, and persons performing similar functions.
(f)(1) Pursuant to Item 12(a), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, and persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee.
(a)(2) The audit committee financial experts are Steven C. Good, Gerald I. Isenberg and Terrence J. Quinn. Mr. Good, Mr. Isenberg and Mr. Quinn are “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2006, and (b) fiscal year ended November 30, 2005.

	2006	2005
Audit Fees	$221,000	$197,000
Audit-related Fees	0	0
Tax	170,000	149,000
Other	0	0

Total	$391,000	$346,000

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
     Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.
(e)(2) None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.
(f) No disclosures are required by this Item 4(f).
(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for each of the last two fiscal years were $170,000 for the fiscal year ended November 30, 2006 and $149,000 for the fiscal year ended November 30, 2005. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant for each of the last two fiscal years.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
     The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Steven C. Good (Chair), Terrence J. Quinn and Gerald I. Isenberg are the members of the Registrant’s audit committee.
Item 6. Schedule of Investments.
     Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser. Effective December 31, 2006, Kayne Anderson Capital Advisors, L.P. assigned its investment management agreement to its subsidiary, KA Fund Advisors, LLC (the “Adviser”). That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control. The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of November 30, 2006, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:
     Kevin S. McCarthy is Registrant’s Chief Executive Officer and co-portfolio manager and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. since May 2005 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at Kayne Anderson Capital Advisors, L.P. since June 2004 and of KA Fund Advisers, LLC (collectively with Kayne Anderson Capital Advisors, L.P., “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey is Registrant’s Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson Energy Total Return Fund, Inc. since May 2005 and Kayne Anderson Energy Development Company since September 2006. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
(a)(2)(i) & (ii) Other Accounts Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2006. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets in the		Total Assets in the		Total Assets in the
	Number of	Accounts ($ in	Number of	Accounts ($ in	Number of	Accounts ($ in
Portfolio Manager	Accounts	billions)	Accounts	billions)	Accounts	billions)
Kevin McCarthy	2	$1.4	0	N/A	0	N/A
J.C. Frey	2	$1.4	9	$1.3	2	$0.1

(1)	Messrs. McCarthy and Frey serve as portfolio manager of Kayne Anderson Energy Development Company (“KED”), a closed end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.
(a)(2)(iii) Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2006. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets in the		Total Assets in the		Total Assets in the
	Number of	Accounts ($ in	Number of	Accounts ($ in	Number of	Accounts ($ in
Portfolio Manager	Accounts	billions)	Accounts	billions)	Accounts	billions)
Kevin McCarthy	1	$0.2	0	N/A	0	N/A
J.C. Frey	1	$0.2	9	$1.3	2	$0.1

(1) Messrs. McCarthy and Frey serve as portfolio manager of KED, a closed end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.
(a)(2)(iv) Conflicts of Interest:
Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to that of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.
(a)(3) Compensation, as of November 30, 2006:
Messrs. McCarthy and Frey are compensated by Kayne Anderson Capital Advisors, L.P. through partnership distributions from Kayne Anderson Capital Advisors, L.P., based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts, and which in the case of the Registrant’s performance, is measured against an Index.
Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.
(a)(4) As of November 30, 2006, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each portfolio manager in the Registrant is shown below:
Kevin McCarthy: $500,001-$1,000,000
J.C. Frey: $100,001-$500,000

Through their limited partnership interests in Kayne Anderson Capital Advisors, L.P., which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.
(b) Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
     (a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
     (b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a)(1) Code of Ethics attached as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.
     (b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached as EX-99.VOTEADV.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Kayne Anderson MLP Investment Company

By:	/s/ KEVIN S. MCCARTHY

Kevin S. McCarthy
Chairman, President and Chief Executive Officer (Principal Executive Officer)

Date: February 7, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ KEVIN S. MCCARTHY

Kevin S. McCarthy
Chairman, President and Chief Executive Officer (Principal Executive Officer)

Date: February 7, 2007

By:	/s/ TERRY A. HART

Terry A. Hart
Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: February 7, 2007